Exhibit 10.14

WAIVER

As of March 1, 2005

CELLSTAR CORPORATION,

as Administrative Borrower

1730 Briercroft Court

Carrollton, Texas 75006

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), dated as of September 28, 2001, by and among CellStar Corporation, a Delaware corporation (the “Parent”), certain of its Subsidiaries (as defined therein) signatory thereto (together with the Parent, each a “Borrower” and collectively the “Borrowers”), the lenders signatory thereto (“Lenders”) and Wells Fargo Foothill, Inc., as Administrative Agent for the Lenders (the “Agent”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The Borrowers have failed to perform obligations owed to the Agent and the Lenders under the terms and conditions of the Loan Agreement as a result of the Parent’s failure to file its Form 10-K Annual Report for the fiscal year ending November 30, 2004 on or before March 1, 2005 in violation of Section 4.08 of the Indenture (the “Indenture”) for the Parent’s 12% Senior Subordinated Notes due January 2007 (the “Subordinated Notes”) resulting in an Event of Default under Section 8.9 of the Loan Agreement (the “Specified Event of Default”). As such, CellStar Corporation, as Administrative Borrower, has requested that the Agent and the Lenders waive the Specified Event of Default and extend the date of delivery for the Parent’s Financial Statements required pursuant to Section 6.3(b) of the Loan Agreement until April 15, 2005.

The Agent and the Lenders hereby waive the Specified Event of Default; and their respective rights and remedies under the Loan Agreement arising as a result of the Specified Event of Default so long as the following conditions are satisfied: (a) the Parent shall file its Form 10-K Annual Report on or before April 15, 2005 and (b) the holders of the Subordinated Notes (or the trustee on behalf of the holders of the Subordinated Notes) shall not exercise any remedies against any Loan Party with respect to the Specified Event of Default (other than giving of notice of default pursuant to Section 6.01(c) of the Indenture). Each Borrower hereby acknowledges and agrees that the failure of the events set forth in (a) and (b) above to occur shall cause this Waiver to be of no further effect.

In addition, the Agent and the Lenders hereby waive the provisions of Section 6.3(b) of the Loan Agreement to the extent necessary to permit the Parent to deliver audited financial statements for the Parent and its Subsidiaries for the fiscal year ending November 30, 2004 required pursuant to Section 6.3(b) of the Loan Agreement, no later than April 15, 2005.

This Waiver shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Agent and the Lenders following the occurrence of any other failure to comply with the obligations under the Subordinated Notes, or the occurrence of any other Event of Default under the Loan Agreement. Except as otherwise expressed herein, the text of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the Agent and the Lenders hereby reserve the right to require strict compliance in the future with all terms and conditions of the Loan Agreement and the other Loan Documents.

This Waiver may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission or by transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto.

This Waiver shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

This Waiver shall be effective as of the date set forth above upon the execution hereof by the Agent, the Required Lenders and the Administrative Borrowers.

This Waiver shall constitute a Loan Document for all purposes.

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AGENT AND LENDERS:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

	By:	/s/ Robert Bernier
	Name:	Robert Bernier
	Title:	Vice President

FLEET CAPITAL CORPORATION, as a Lender

	By:	/s/ H. Michael Wills
	Name:	H. Michael Wills
	Title:	Senior Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

	By:	/s/ Stuart A. Hall
	Name:	Stuart A. Hall
	Title:	Senior Account Executive

PNC BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Robin L. Arriola
	Name:	Robin L. Arriola
	Title:	Vice President

[SIGNATURE PAGE TO WAIVER LETTER]

Acknowledged and agreed to as of the date first written above:

BORROWERS:	CELLSTAR CORPORATION, a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR, LTD., a Texas limited partnership

	By:	National Auto Center, Inc., its General Partner

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

NATIONAL AUTO CENTER, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR FINANCO, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

[SIGNATURE PAGE TO WAIVER LETTER]

CELLSTAR INTERNATIONAL CORPORATION/SA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

AUDIOMEX EXPORT CORP., a Texas corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

NAC HOLDINGS, INC., a Nevada corporation

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	President

[SIGNATURE PAGE TO WAIVER LETTER]

CELLSTAR GLOBAL SATELLITE SERVICES, LTD., a Texas limited partnership

By:	National Auto Center, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT LTD., a Texas limited partnership

By:	CellStar Fulfillment, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
Name:	Elaine Flud Rodriguez
Title:	Sr. VP and General Counsel

[SIGNATURE PAGE TO WAIVER LETTER]